EXHIBIT 10.4

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

                THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 30, 2005 (this “Amendment”), is among MSX International, Inc., a Delaware corporation (with its successors and assigns, the “Company”), the other Loan Parties, the Lenders and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), a national banking association, as LC Issuer and as Agent.

RECITALS

                                A.           The Company, the other Loan Parties, the Lenders and JPMorgan Chase Bank, NA, as LC Issuer and as Agent, are parties to an Amended and Restated Credit Agreement dated as of August 1, 2003, as amended (the “Credit Agreement”).

                                B.           The Company and the other Loan Parties have requested that the Agent, the LC Issuer and the Lenders amend the Credit Agreement as set forth herein, and the Agent, the LC Issuer and the Lenders are willing to do so in accordance with the terms hereof.

TERMS

                                In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

                                ARTICLE I. AMENDMENTS. Upon fulfillment of the conditions set forth in Article III hereof, the Credit Agreement shall be amended as follows:

                                1.1            The following definitions are added to Section 1.1 in appropriate alphabetical order:

                                “MSX UK Asset Sale Agreement” means the Business Sale Agreement dated _____ __, 2005 among MSX International Limited, ARRK Technical Services Limited, MSX International BV and ARRK Product Development Group Limited in the form delivered to the Agent prior to the Second Amendment Effective Date.

                                “MSX UK Asset Sale Documents” means the MSX UK Asset Sale Agreement, the MSX UK Sale Escrow Agreements and all other agreements and documents executed or delivered in connection therewith.

                                “MSX UK Sale” means the sale of the MSX UK Sale Assets in accordance with the MSX UK Asset Sale Documents.

                                “MSX UK Sale Assets” means the Businesses and Business Assets, as those terms are defined in the MSX UK Asset Sale Agreement.

                                “MSX UK Sale Escrow Accounts” means Escrow Account 1 and Escrow Account 2, as those terms are defined in the MSX UK Asset Sale Agreement.

                                “MSX UK Sale Escrow Agreements” means the Escrow Amount Instruction 1 Letter and the Escrow Amount Instruction 2 Letter, as those terms are defined in the MSX UK Asset Sale Agreement.

                                “MSX UK Sale Net Cash Proceeds” means the Net Cash Proceeds paid or to be paid to MSX International Limited or any of its Affiliates at any time in connection with the MSX UK Sale, including without limitation any such amounts to be paid at closing of the MSX UK Sale or to be paid from the MSX UK Sale Escrow Accounts.

                                “Second Amendment” means the Second Amendment to this Agreement dated the Second Amendment Effective Date.

“Second Amendment Effective Date” means June __, 2005. 1.2 Section 2.15(b) is restated as follows:

                (b)           Sale of Assets. Immediately upon receipt by any Loan Party of the Net Cash Proceeds of any asset disposition (other than an asset disposition permitted by Section 6.19, but subject to the provisions of Section 6.19 and if required by Section 6.19), unless the Required Lenders determine not to require such prepayment, the Company shall prepay the Obligations in an amount equal to all such Net Cash Proceeds. Any such prepayment shall be applied first, to pay the principal of the Non-Ratable Loans, Overadvances and Protective Advances, second, to pay the principal of the Revolving Loans and Reimbursement Obligations owing by the Company with a concomitant reduction in the Commitments, third, to pay the principal of the Revolving Loans and Reimbursement Obligations owing by the U.K. Borrower with a concomitant reduction in the Commitments, fourth, to pay the principal of the Swingline Loans with a concomitant reduction in the Commitments, and fifth, to cash collateralize outstanding Facility LCs.

1.3 Section 2.15(e) is restated as follows:

                (e)           General. Without in any way limiting the foregoing, immediately upon receipt by any Loan Party of Net Cash Proceeds of any sale of any Collateral (subject to the provisions of Section 6.19), the Company shall cause such Loan Party to deliver such Net Cash Proceeds to the Agent, or deposit such Net Cash Proceeds in a deposit account subject to a Deposit Account Control Agreement. All of such Net Cash Proceeds shall be applied as set forth above or otherwise as provided in Section 2.18. Nothing in this Section 2.15 shall be construed to constitute Agent’s or any Lender’s consent to any transaction that is not permitted by other provisions of this Agreement or the other Loan Documents.

                                1.4            The following new Section 5.35 is added:

                                5.35          MSX UK Sale. The MSX UK Sale and all transactions related thereto are permitted by, and not in contravention of, any of the Second Secured Debt Documents, Third Secured Term Loan Debt Documents, Fourth Secured Term Loan Debt Documents or Subordinated Debt Documents or any other material agreement, and no amendment, modification, waiver or other supplement is being executed in connection with, nor is any fee being paid in connection with, any of the Second Secured Debt Documents, Third Secured Term Loan Debt Documents, Fourth Secured Term Loan Debt Documents or Subordinated Debt Documents or any other material agreement relating to the MSX UK Sale. The MSX UK Sale does not require any payment under the Subordinated Debt, the Fourth Secured Term Loan Debt, the Third Secured Term Loan Debt or the Second Secured Debt at any time. The amount of, and timing of the payment of, the MSX UK Sale Net Cash Proceeds, including the amounts paid to MSX International Limited at closing of the MSX UK Sale and the amounts to be deposited into the MSX UK Sale Escrow Accounts at closing, are described on Schedule 5.35.

                                1.5            Section 6.19 is amended by adding the following new clause (h) after the existing clause (g) but before the words “provided, however”:

                , or (h) the sale of the MSX UK Sale Assets, subject to each of the following:

                                (i) the MSX UK Sale is closed on or before July 5, 2005 in accordance with the terms and provisions of the MSX UK Asset Sale Documents delivered to the Agent prior to the Second Amendment Effective Date, and such MSX UK Asset Sale Documents will not be amended, supplemented, waived or otherwise modified, nor any provision thereof waived, without the prior written consent of the Agent,

                                (ii) the representations in Section 5.35 shall be correct,

                                (iii) the Borrowers hereby agree that all MSX UK Sale Net Cash Proceeds shall be immediately deposited into an account with the Agent at the Agent’s applicable Lending Installation in the U.K. on the date received by MSX International Limited or any of its Affiliates (and the Lenders authorize the Agent to release the Liens on the MSX UK Sale Assets upon the closing of the MSX UK Sale),

                                (iv) the Borrowers hereby agree that all MSX UK Sale Net Cash Proceeds received by MSX International Limited or any of its Affiliates shall be transferred to a blocked account acceptable to the Agent in the U.K. on or within three Business Days of the date received, provided that any MSX UK Sale Net Cash Proceeds received on or after July 6, 2005 shall be transferred to a blocked account acceptable to the Agent in the U.K. on the Business Day it is received (the blocked account described in this clause is defined as the “Blocked Account”),

                                (v) the Borrowers acknowledge and agree that the Agent and the Lenders have a first priority security interest in the Blocked Account securing the Secured Obligations, and agree to execute and deliver all blocked account agreements and further agreements and documents at any time requested by the Agent in order to further confirm that the Agent has sole control over, and a first priority lien and security interest in, all MSX UK Sale Net Cash Proceeds and the Blocked Account and containing such other provisions required by the Agent, and

                                (vi) notwithstanding anything herein to the contrary, the Agent shall have sole control over all MSX UK Sale Net Cash Proceeds and the Blocked Account, and the Agent may apply all MSX UK Sale Net Cash Proceeds to the Secured Obligations and permanently reduce the Commitments by the amount of such application at any time (x) upon or during the continuance of a Default (and automatically upon a Default under clause (f) of Article VII hereof), (y) if required to prevent any required payment or default, if any, under the Subordinated Debt, the Third Secured Term Loan Debt, the Four Secured Term Loan Debt or the Second Secured Debt or (z) upon demand by the Agent or the Required Lenders.

                                 ARTICLE II. REPRESENTATIONS. Each Loan Party represents and warrants to the Agent, the LC Issuer and the Lenders that:

                                2.1             The execution, delivery and performance of this Amendment are within its powers, have been duly authorized and is not in contravention of any statute, law or regulation or of any terms of its Articles of Incorporation, By-laws or other organizational documents, or of any material agreement or undertaking to which it is a party or by which it is bound.

                                2.2             This Amendment is the legal, valid and binding obligation of each Loan Party, enforceable against each in accordance with the terms hereof, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights of creditors generally and by general principles of equity.

                                2.3             After giving effect to the amendments contained herein, the representations and warranties contained in Article V of the Credit Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

                                2.4             After giving effect to the amendments and waivers contained herein, no Default or Unmatured Default exists or has occurred and is continuing on the date hereof.

                                ARTICLE III. CONDITIONS OF EFFECTIVENESS.

                                This Amendment shall be effective as of the date hereof when each of the following conditions is satisfied:

                                3.1             the Loan Parties and the Required Lenders shall have signed this Amendment.

                                3.2             The Company shall have delivered complete and correct copies of all MSX UK Asset Sale Documents.

                                3.3             The Company shall have delivered or caused to be delivered such blocked account and other agreements, resolutions and other corporate documents, opinions and other documents required by the Agent.

                                ARTICLE IV. MISCELLANEOUS.

                                4.1             References in the Credit Agreement or in any other Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time. Without limiting the definition of Loan Documents, this Amendment and all other agreements and documents executed in connection herewith constitute Loan Documents.

                                4.2             Except as expressly amended hereby, each Loan Party agrees that the Credit Agreement and all other Loan Documents are ratified and confirmed and shall remain in full force and effect and that it is not aware of any set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing.

                                4.3             This Amendment may be executed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. Facsimile copies of signatures shall be treated as original signatures for all purposes under this Amendment.

IN WITNESS WHEREOF, the Loan Parties, the Lenders, the LC Issuer and the Agent have executed this Amendment as of the date first above written.

JPMORGAN CHASE BANK, N.A., as Agent,
LC Issuer and a Lender

By: /s/ David J. Waugh
Name: David J. Waugh
Title: Vice President

WEBSTER BUSINESS CREDIT CORPORATION

By: /s/ Arthur V. Lippens
Name: Arthur V. Lippens
Title: Vice President

UBS AG, STAMFORD BRANCH

By: /s/ Wilfred V. Saint
Name: Wilfred V. Saint
Title: Director

By: /s/ Joselin Fernandes
Name: Joselin Fernandes
Title: Associate Director

COMPANY:
MSX INTERNATIONAL, INC.

By: /s/ Frederick K. Minturn
Name: Frederick K. Minturn
Title: Executive Vice President

FOREIGN SUBSIDIARY BORROWERS:
MSX INTERNATIONAL NETHERLANDS
B.V.

By: /s/ Frederick K. Minturn
Name: Frederick K. Minturn
Title: Director

MSX INTERNATIONAL LIMITED

By: /s/ Frederick K. Minturn
Name: Frederick K. Minturn
Title: Director

MSX INTERNATIONAL AUSTRALIA PTY LIMITED

By: /s/ Frederick K. Minturn
Name: Frederick K. Minturn
Title: Director

OTHER LOAN PARTIES:

MSX INTERNATIONAL HOLDINGS LIMITED

By: /s/ Frederick K. Minturn
Name: Frederick K. Minturn
Title: Director

MSX INTERNATIONAL SERVICES
(HOLDINGS), INC.

By: /s/ Frederick K. Minturn
Name: Frederick K. Minturn
Title: Vice President

MSX INTERNATIONAL ENGINEERING
SERVICES, INC. (successor by merger to MSX
International Business Services, Inc. and
MSX International Technology Services, Inc.)

By: /s/ Frederick K. Minturn
Name: Frederick K. Minturn
Title: Vice President

MEGATECH ENGINEERING, INC.

By: /s/ Frederick K. Minturn
Name: Frederick K. Minturn
Title: Vice President

CHELSEA COMPUTER CONSULTANTS, INC.

By: /s/ Frederick K. Minturn
Name: Frederick K. Minturn
Title: Vice President

MANAGEMENT RESOURCES INTERNATIONAL, INC.

By: /s/ Frederick K. Minturn
Name: Frederick K. Minturn
Title: Vice President

INTERNATIONAL COMPUTER CONSULTANTS

By: /s/ Frederick K. Minturn
Name: Frederick K. Minturn
Title: Vice President

MSX INTERNATIONAL STRATEGIC
TECHNOLOGY, INC.

By: /s/ Frederick K. Minturn
Name: Frederick K. Minturn
Title: Vice President

MSX INTERNATIONAL DEALERNET SERVICES, INC.

By: /s/ Frederick K. Minturn
Name: Frederick K. Minturn
Title: Vice President

MSX INTERNATIONAL NETHERLANDS
(HOLDINGS), C.V.

By: /s/ Frederick K. Minturn
Name: Frederick K. Minturn
Title: Representative of the Partners

MSX INTERNATIONAL EUROPEAN
(HOLDINGS), L.L.C.

By: /s/ Frederick K. Minturn
Name: Frederick K. Minturn
Title: Vice President

CREATIVE TECHNOLOGY SERVICES, L.L.C.

By: /s/ Frederick K. Minturn
Name: Frederick K. Minturn
Title: Vice President

PILOT COMPUTER SERVICES, INCORPORATED

By: /s/ Frederick K. Minturn
Name: Frederick K. Minturn
Title: Vice President

MILLENNIUM COMPUTER SYSTEMS, INC.

By: /s/ Frederick K. Minturn
Name: Frederick K. Minturn
Title: Vice President

MSX INTERNATIONAL PLATFORM SERVICES, LLC

By: /s/ Frederick K. Minturn
Name: Frederick K. Minturn
Title: Manager

MSX INTERNATIONAL (HOLDINGS), INC.

By: /s/ Frederick K. Minturn
Name: Frederick K. Minturn
Title: Vice President

PROGRAMMING MANAGEMENT & SYSTEMS, INC.

By: /s/ Frederick K. Minturn
Name: Frederick K. Minturn
Title: Vice President

DETROIT  7-3083  832305v8

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